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                                  EXHIBIT 4.2

                                      LOGO

                           UNIFAB INTERNATIONAL, INC.

                                  COMMON STOCK

                                     NUMBER

                                       C

                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF LOUISIANA

                                  COMMON STOCK
                                     SHARES

                               CUSIP 90467L 10 0

                      SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

                                    SPECIMEN

is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER

                     SHARE, OF UNIFAB INTERNATIONAL, INC.

transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


        The Corporation will furnish to any shareholder upon request and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class and of each series of each preferred or special class, so far as the same have been fixed, and the authority of the board to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the articles.


        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                 CORPORATE SEAL

                                    SPECIMEN

                                   SECRETARY

                                    SPECIMEN

                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
        HARRIS TRUST AND SAVINGS BANK
                (DALLAS, TX)

                        TRANSFER AGENT AND REGISTRAR

                                AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- ....Custodian....
TEN ENT -- as tenants by the entireties                        (Cust)    (Minor)
JT TEN  -- as joint tenants with right of                      under Uniform
           survivorship and not as tenants                    Gifts to Minors
           in common                                           Act..............
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

of the Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                   Attorney
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to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     -----------

                 --------------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.